UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 16, 2011.

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE FINANCIAL SOLUTIONS, INC. C/O INVESTOR RELATIONS 1981 MARCUS AVENUE LAKE SUCCESS, NY 11042

Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 23, 2011
Date: November 16, 2011 Time: 10:00 AM ET
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/br.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/br and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          2011 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

 1) BY INTERNET:            www.proxyvote.com

 2) BY TELEPHONE:        1-800-579-1639

 3) BY E-MAIL*:                sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 2, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/br. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR the proposals regarding:

(1)	Election of nine nominees for membership on the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in the year 2012 and until their successors are duly elected and qualified		(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2012;
	Nominees:		(3)	Advisory vote on the Company’s executive compensation (the Say on Pay Vote);
	1a. 1b.	Leslie A. Brun Richard J. Daly	The Board of Directors recommends you vote 1 YEAR on the following proposal:
	1c. 1d.	Robert N. Duelks Richard J. Haviland	(4)	Advisory vote on the frequency of future advisory votes on the Company’s executive compensation; and
	1e. 1f.	Sandra S. Jaffee Alexandra Lebenthal	(5)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

	1g.	Stuart R. Levine

	1h.	Thomas J. Perna

	1i.	Alan J. Weber